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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-37336) of DDi Corp. of our report dated January 29, 2002 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

/s/  PRICEWATERHOUSECOOPERS LLP
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PricewaterhouseCoopers LLP
Orange County, California
March 22, 2002